EXHIBIT 10.1

                                  License 1557
                            (translated from Russian)

                                   THE LICENSE
                              to use subsoil assets
                          of the Republic of Kazakhstan

Awarded by the Government of the Republic of Kazakhstan to the Joint Stock Company "Caspi Neff" for the exploration of the hydrocarbons 'in the Alibek Yuzhny oil field located in Mugodzhar region of Aktobe oblast.

1.   Licensee information.

1.1  Location: 465002, Atyrau city, 4 Lenin Street.

1.2. Data  and  number  of  the  state   registration:   State   Re-registration
     Certificate 4 2113 - 1900 AO issued 05 November 1997 by Agency for Registration of Real Estate and Legal Entities of Ministry of Justice of Republic of Kazakhstan.

Company's Head Officer: Keltir Magrupovich Shanenov

2. The characteristic of the licensed field.

There are pre-salt and post salt deposits of Zhanazhol type have been penetrated in Alibek Yuzhny field, where two carbonate layers divided by clastic layer. Based on the exploration well data thickness of KT-1 layer in the licensed area is 678 meters, KT-11 is 754 meters, thickness of the clastic layer is 313 meters. Local structure Alibek Yuzhny is extension of large structure Alibekmola and located at its lower South - Western portion. Prognosis resources (C3 category) of recoverable oil on the Alibek Yuzhny field estimated as from 5 to
10.7 million ton.

3. The space borders of the allotted area of the subsoil assets.

The space borders in terms of the area have been determined by the Mining Allotment (Appendixes 1, 2, 3).

4. License term and the date of work commencement.

The license is awarded for the term of 6 years. The commencement date is to be determined by the date of registration of the Exploration Contract.

5. Type and deadline of signing the Contract.

The deadline of registration of the Contract is to be established at a term of six most from the date of signing the License.

6. The Working Program.

Minimal exploration expenses for Alibek Yuzhny field must be 2.7 millions USD, broken down by years in millions USD: 1st year - $0.26, 2nd year - $0.65, 3rd year - $3.25, 4th year - $3.51, 5th year - $3.96, 6th year - $1.1 1. There are social payments envisaged in the amount 0.5 million USD.

7. Terms and procedures of the Contract area returning

To be defined by the Exploration Contract.


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8. Terms of compliance with environmental  requirements,  subsoil protection and safety regulations.

JSC "Caspi Neft" has to comply with all applicable rules and regulations regarding subsoil protection, rational conducting of works and safety according to Kazakhstan Legislation.

9. Terms of the License extension

The Licensing Body could extend the term of the License if Licensee is in compliance with the License terms and conditions.

Appendixes:       I. Mining Allotment (Appendix 1)
                  2. Coordinates of the comer points (Appendix 2)
                  3. Map of the Mining Allotment (Appendix 3)

29 April 1999                                   Series AH # 1557

On behalf of the Government of
Republic of Kazakhstan

Prime Minister of the                           By: /S/ N. Balgimbaev
Republic of Kazakhstan                          N. Balgimbaev

                                                                      Appendix I
                                                        To the License AE # 1557

                   Republican Center of Geological Information
                                 "KAZGEOINFORM"
              Committee of Geology and Natural Resources Protection
            Ministry of Natural Resources and Environment Protection
                          Of the Republic of Kazakhstan

                              GEOLOGICAL ALLOTMENT

Issued to Joint Stock Company "Caspi Neft" to utilize subsoil resources for exploration of hydrocarbon reserves in oil field Alibek Yuzhny on blocks XXII-23-D (partially), E (partially).

Geological Allotment is located in Aktobe oblast and allocated by the comer points from # I to # 5 on the map and vertical cross-section within the limits (no limits applied).

The coordinates of the comer points are described in the Appendix # 2 to the License for subsoil resources usage series A14 # 1557 (oil).

Area of the Geological Allotment is 13,745 (thirteen and seven hundred forty five thousandth) square kilometers.

                                                             By: /S/ E. Karibaev
Head of the Republic Center of Geological Information:               E. Karibaev


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                                                                      Appendix 2
                                                        To the License AE # 1557

                         COORDINATS OF THE CORNER POINTS
             OF THE GEOLOGICAL ALLOTMENT OF ALIBEK YUZHNY OIL FIELD

                 Blocks XXII - 23 - D (partially), E (partially)

             1. 48(Degree) 27' 37" NL         57(Degree) 37' 17" EL
             2. 48(Degree) 28' 55" NL         57(Degree) 38' 07" EL
             3. 48(Degree) 27' 04" NL         57(Degree) 40' 14" EL
             4. 48(Degree) 25' 53" NL         57(Degree) 39' 59" EL
             5. 48(Degree) 24' 44" NL         57(Degree) 39' 23" EL

                                                             By: /S/ E. Karibaev
Head of the Republic Center of Geological Information:               E. Karibaev

                                                                      Appendix 3
                                                        To the License AE # 1557

                                       MAP
                        Of the Mining Allotment location
                           For Alibek Yuzhny oil field

                 Blocks XXII - 23 - D (partially), E (partially)
                                 Scale 1:200 000

                    (map showing position of block in region)


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